GLOBAL X FUNDS
(the “Trust”)

Global X MSCI Colombia ETF (GXG) (the “Fund”)

SUPPLEMENT DATED MAY 23, 2025
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 1, 2025 AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Statutory Prospectus and the SAI, as applicable.

Effective after the close of business on June 20, 2025, all references to the Fund's ticker symbol in the Fund's Summary Prospectus, Statutory Prospectus and SAI are hereby deleted in their entirety and replaced with the information in the last column in the table below:

Current Ticker Symbol	New Ticker Symbol
GXG	COLO

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE